UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2018

AUDIOEYE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-177463	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5210 E. Williams Circle, Suite 750
Tucson, Arizona 85711

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (866) 331-5324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 with respect to the Executive Employment Agreement between Todd Bankofier and AudioEye, Inc. (“AudioEye” or the “Company”).

Reference is made to Item 5.02 with respect to the Executive Employment Agreement between Sean Bradley and the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On February 13, 2018, the Company entered into an Executive Employment Agreement with Todd Bankofier, pursuant to which Mr. Bankofier continued his employment as the Company’s Chief Executive Officer. The term of the Executive Employment Agreement is two years and commenced December 1, 2017, which is terminable at will by either the Company or Mr. Bankofier and subject to extension upon mutual agreement. Mr. Bankofier is to receive a base annual salary of $250,000 during the employment period, paid in periodic installments in accordance with the Company’s regular payroll practices. Mr. Bankofier is also entitled to an annual bonus in an amount determined by the Compensation Committee of the Board of Directors of the Company, as well as being entitled to equity awards under the Company’s incentive compensation plan.

On February 13, 2018, the Company entered into an Executive Employment Agreement with Sean Bradley, pursuant to which Mr. Bradley continued his employment as the President and Chief Technology Officer of the Company. The term of the Executive Employment Agreement is two years and commenced December 1, 2017, which is terminable at will by either the Company or Mr. Bradley and subject to extension upon mutual agreement. Mr. Bradley is to receive a base annual salary of $200,000 during the employment period, paid in periodic installments in accordance with the Company’s regular payroll practices. Mr. Bradley is also entitled to an annual bonus in an amount determined by the Compensation Committee of the Board of Directors of the Company, as well as being entitled to equity awards under the Company’s incentive compensation plan.

Item 9.01	Financial Statements and Exhibits.

10.1	Executive Employment Agreement, dated February 13, 2018 and effective as of December 1, 2017, by and between the Company and Todd Bankofier.

10.2	Executive Employment Agreement, dated February 13, 2018 and effective as of December 1, 2017, by and between the Company and Sean Bradley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2018	AUDIOEYE, INC. By: /s/ Todd Bankofier Todd Bankofier, Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description

10.1	Executive Employment Agreement, dated February 13, 2018 and effective as of December 1, 2017, by and between the Company and Todd Bankofier.

10.2	Executive Employment Agreement, dated February 13, 2018 and effective as of December 1, 2017, by and between the Company and Sean Bradley.